Exhibit 99.1

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

Chicago, August 4, 2015 – R.R. Donnelley & Sons Company (NASDAQ: RRD) today reported financial results for the second quarter of 2015:

Highlights:

•	Second-quarter net sales of $2.7 billion declined 5.3% from the second quarter of 2014; organic net sales declined 2.1% from the second quarter of 2014

•	Second-quarter GAAP net earnings attributable to common shareholders of $43.5 million, or $0.21 per diluted share, compared to GAAP net earnings attributable to common shareholders in the second quarter of 2014 of $64.7 million, or $0.32 per diluted share

•	Second-quarter non-GAAP net earnings attributable to common shareholders of $83.6 million, or $0.41 per diluted share, compared to non-GAAP net earnings attributable to common shareholders in the second quarter of 2014 of $84.4 million, or $0.42 per diluted share

•	Second-quarter operating cash flow of $205.3 million and free cash flow of $152.7 million exceeded the second quarter of 2014 by $55.2 million and $59.9 million, respectively

•	Company provides updated guidance for full-year 2015; includes the impact of the acquisition of Courier Corporation, the sale of its operations in Venezuela and an updated view on the negative impact of foreign exchange rates

•	Company separately announces intent to create three independent publicly traded companies

“Despite a challenging demand environment, we aggressively managed our cost structure to achieve a non-GAAP adjusted EBITDA margin of 11.3%,” said Thomas J. Quinlan III, RR Donnelley’s President and Chief Executive Officer. “In addition, we are pleased with our second quarter free cash flow of $152.7 million, which represented a 65% improvement from the second quarter of last year.”

Quinlan continued, “As we look to the back half of 2015, we will continue to aggressively manage costs, which is reflected in our improved non-GAAP adjusted EBITDA margin guidance for full-year 2015.”

Net Sales

Net sales in the quarter were $2.7 billion, down $154.4 million, or 5.3%, from the second quarter of 2014. After adjusting for the impact of acquisitions, changes in foreign exchange rates, dispositions and changes in pass-through paper, organic sales decreased 2.1% from the second quarter of 2014, as increases in the Strategic Services and International segments only partially offset declines in the Publishing and Retail Services and Variable Print segments.

GAAP Earnings

Second-quarter 2015 net earnings attributable to common shareholders was $43.5 million, or $0.21 per diluted share, compared to net earnings attributable to common shareholders of $64.7 million, or $0.32 per diluted share, in the second quarter of 2014. The second-quarter net earnings attributable to common shareholders included pre-tax charges of $50.9 million and $28.3 million in 2015 and 2014, respectively, all of which are excluded from the presentation of non-GAAP net earnings attributable to common shareholders. Additional details regarding the amount and nature of these and other items are included in the attached schedules.

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

Non-GAAP Earnings

Non-GAAP adjusted EBITDA in the second quarter of 2015 was $309.2 million, or 11.3% of net sales, compared to $325.6 million, or 11.2% of net sales, in the second quarter of 2014. The decrease in non-GAAP adjusted EBITDA was due to volume declines in Variable Print and Publishing and Retail Services segments and price pressure in all four operating segments. These decreases were partially offset by productivity improvements and lower variable compensation expense, which also positively impacted margin.

Non-GAAP net earnings attributable to common shareholders totaled $83.6 million, or $0.41 per diluted share, in the second quarter of 2015 compared to $84.4 million, or $0.42 per diluted share, in the second quarter of 2014. Reconciliations of net earnings attributable to common shareholders to non-GAAP adjusted EBITDA and non-GAAP net earnings attributable to common shareholders are presented in the attached schedules.

2015 Guidance

The Company provides the following updated full-year guidance for 2015:

	Current Guidance	Previous Guidance
Net sales	$11.4 to $11.6 billion	$11.7 to $11.9 billion
Non-GAAP adjusted EBITDA margin	10.5% to 10.7%	10.3% to 10.5%
Depreciation and amortization	$460 to $470 million	$455 to $465 million
Interest expense	$270 to $275 million	$265 to $275 million
Non-GAAP effective tax rate	33% to 34%	33% to 34%
Diluted share count	Approximately 207 million	Approximately 202 million
Capital expenditures	$225 to $250 million	$225 to $250 million
Free cash flow(1)	$400 to $500 million	$400 to $500 million

(1)	Defined as operating cash flow less capital expenditures

Conference Call

RR Donnelley will host a conference call and simultaneous webcast to discuss its second-quarter results today, Tuesday, August 4, at 9:00 a.m. Eastern Time (8:00 a.m. Central Time). The live webcast will be accessible on RR Donnelley’s web site: www.rrdonnelley.com. Individuals wishing to participate must register in advance at http://www.meetme.net/rrd. After registering, participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference. A webcast replay will be archived on the Company’s web site for 30 days after the call. In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 8086973#.

About RR Donnelley

RR Donnelley (Nasdaq:RRD) helps organizations communicate more effectively by working to create, manage, produce, distribute and process content on behalf of our customers. The Company assists customers in developing and executing multichannel communication strategies that engage audiences, reduce costs, drive revenues and increase compliance. RR Donnelley’s innovative technologies enhance digital and print communications to deliver integrated messages across multiple media to highly targeted audiences at optimal times for clients in virtually every

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

private and public sector. Strategically located operations provide local service and responsiveness while leveraging the economic, geographic and technological advantages of a global organization.

For more information, and for RR Donnelley’s Global Social Responsibility Report, visit the Company’s web site at http://www.rrdonnelley.com.

Contact Information

Investors:

Dave Gardella

SVP, Investor Relations

312.326.8155

david.a.gardella@rrd.com

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of RR Donnelley and its expectations relating to future financial condition and performance. These statements include all of the items under the column labeled “Current Guidance” in the table included under the “2015 Guidance” section. Statements that are not historical facts, including statements about RR Donnelley management’s beliefs and expectations, are forward-looking statements. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While RR Donnelley believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond RR Donnelley’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from RR Donnelley’s current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in RRD’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in RRD’s Form 10-K for the fiscal year ended December 31, 2014, those discussed under “Cautionary Statement” in RRD’s quarterly Form 10-Q filings, and other filings with the SEC and in other investor communications of RRD from time to time. RR Donnelley does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R. R. Donnelley & Sons Company

Condensed Consolidated Balance Sheets

As of June 30, 2015 and December 31, 2014

(UNAUDITED)

(in millions, except per share data)

	June 30, 2015	December 31, 2014
Assets
Cash and cash equivalents	$295.4	$527.9
Receivables, less allowances for doubtful accounts	1,976.9	2,033.8
Inventories	617.1	586.2
Prepaid expenses and other current assets	218.7	225.4

Total Current Assets	3,108.1	3,373.3

Property, plant and equipment - net	1,575.2	1,515.5
Goodwill	1,758.2	1,706.6
Other intangible assets - net	490.3	423.7
Deferred income taxes	167.1	234.1
Other noncurrent assets	393.5	386.1

Total Assets	$7,492.4	$7,639.3

Liabilities
Accounts payable	$1,115.8	$1,296.6
Accrued liabilities	722.7	867.3
Short-term and current portion of long-term debt	312.7	203.4

Total Current Liabilities	2,151.2	2,367.3

Long-term debt	3,434.1	3,429.1
Pension liabilities	572.3	616.1
Other postretirement benefits plan liabilities	204.8	210.8
Other noncurrent liabilities	392.4	395.6

Total Liabilities	6,754.8	7,018.9

Equity
Common stock, $1.25 par value	333.7	323.7
Authorized shares: 500.0
Issued shares: 267.0 in 2015 (2014 - 259.0 shares)
Additional paid-in capital	3,157.3	3,041.5
Accumulated deficit	(597.4)	(559.1)
Accumulated other comprehensive loss	(770.4)	(773.6)
Treasury stock, at cost, 58.3 shares in 2015 (2014 - 59.2 shares)	(1,403.9)	(1,438.7)

Total RR Donnelley shareholders’ equity	719.3	593.8
Noncontrolling interests	18.3	26.6

Total Equity	737.6	620.4

Total Liabilities and Equity	$7,492.4	$7,639.3

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Operations

For the Three and Six Months Ended June 30, 2015 and 2014

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30,						For the Six Months Ended June 30,
	2015 GAAP	ADJUSTMENTS TO NON-GAAP	2015 NON- GAAP	2014 GAAP	ADJUSTMENTS TO NON-GAAP	2014 NON- GAAP	2015 GAAP	ADJUSTMENTS TO NON-GAAP	2015 NON- GAAP	2014 GAAP	ADJUSTMENTS TO NON-GAAP	2014 NON- GAAP
Net sales	$2,748.1	$—	$2,748.1	$2,902.5	$—	$2,902.5	$5,494.2	$—	$5,494.2	$5,576.3	$—	$5,576.3

Cost of sales (1)	2,132.3	(3.2)	2,129.1	2,240.3	(2.2)	2,238.1	4,298.7	(3.2)	4,295.5	4,340.9	(14.3)	4,326.6

Gross profit (1)	615.8	3.2	619.0	662.2	2.2	664.4	1,195.5	3.2	1,198.7	1,235.4	14.3	1,249.7

Selling, general and administrative expenses (SG&A) (1)	313.1	(3.3)	309.8	339.3	(0.5)	338.8	644.0	(13.8)	630.2	655.8	(8.2)	647.6
Restructuring, impairment and other charges - net	32.2	(32.2)	—	22.8	(22.8)	—	52.0	(52.0)	—	68.0	(68.0)	—
Depreciation and amortization	112.8	—	112.8	121.9	—	121.9	226.2	—	226.2	237.4	—	237.4

Income from operations	157.7	38.7	196.4	178.2	25.5	203.7	273.3	69.0	342.3	274.2	90.5	364.7

Interest expense - net	69.2	—	69.2	70.8	—	70.8	138.2	—	138.2	141.8	—	141.8
Investment and other expense (income) - net	11.9	(12.2)	(0.3)	2.3	(2.8)	(0.5)	40.2	(42.1)	(1.9)	6.9	(8.8)	(1.9)
Loss on debt extinguishment	—	—	—	—	—	—	—	—	—	77.1	(77.1)	—

Earnings before income taxes	76.6	50.9	127.5	105.1	28.3	133.4	94.9	111.1	206.0	48.4	176.4	224.8

Income tax expense	33.0	10.7	43.7	39.5	9.3	48.8	39.4	30.9	70.3	16.0	61.6	77.6

Net earnings	43.6	40.2	83.8	65.6	19.0	84.6	55.5	80.2	135.7	32.4	114.8	147.2

Less: Income (loss) attributable to noncontrolling interests	0.1	0.1	0.2	0.9	(0.7)	0.2	(10.3)	10.5	0.2	(3.3)	6.4	3.1

Net earnings attributable to RR Donnelley common shareholders	$43.5	$40.1	$83.6	$64.7	$19.7	$84.4	$65.8	$69.7	$135.5	$35.7	$108.4	$144.1

Net earnings per share attributable to RR Donnelley common shareholders:
Basic net earnings per share	$0.21		$0.41	$0.32		$0.42	$0.33		$0.67	$0.18		$0.73
Diluted net earnings per share	$0.21		$0.41	$0.32		$0.42	$0.32		$0.67	$0.18		$0.73

Weighted average common shares outstanding:
Basic	203.1		203.1	200.2		200.2	201.8		201.8	196.7		196.7
Diluted	204.2		204.2	201.4		201.4	203.1		203.1	198.2		198.2

Additional information:
Gross margin (1)	22.4%		22.5%	22.8%		22.9%	21.8%		21.8%	22.2%		22.4%
SG&A as a % of net sales (1)	11.4%		11.3%	11.7%		11.7%	11.7%		11.5%	11.8%		11.6%
Operating margin	5.7%		7.1%	6.1%		7.0%	5.0%		6.2%	4.9%		6.5%
Effective tax rate	43.1%		34.3%	37.6%		36.6%	41.5%		34.1%	33.1%		34.5%

(1)	Exclusive of depreciation and amortization

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended June 30, 2015 and 2014

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended June 30, 2015						For the Three Months Ended June 30, 2014
	Gross Profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	Gross profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$615.8	$313.1	$157.7	5.7%	$43.5	$0.21	$662.2	$339.3	$178.2	6.1%	$64.7	$0.32

Non-GAAP adjustments:
Restructuring charges - net (1)	—	—	11.6	0.4%	10.9	0.05	—	—	15.9	0.6%	9.3	0.05
Impairment charges - net (2)	—	—	0.1	0.0%	0.3	0.00	—	—	3.1	0.1%	1.5	0.01
Other charges (3)	—	—	20.5	0.8%	10.0	0.05	—	—	3.8	0.1%	1.0	0.00
Acquisition-related expenses (4)	—	(3.3)	3.3	0.1%	2.7	0.02	—	(0.5)	0.5	0.0%	0.5	0.00
Purchase accounting inventory adjustments (5)	3.2	—	3.2	0.1%	2.1	0.01	2.2	—	2.2	0.1%	1.5	0.01
Loss on disposal of business (6)	—	—	—	—	15.7	0.08	—	—	—	—	—	—
Gain on investment (7)	—	—	—	—	(2.6)	(0.01)	—	—	—	—	—	—
Venezuela currency remeasurement (8)	—	—	—	—	1.0	0.00	—	—	—	—	(0.2)	—
Gain on bargain purchase (9)	—	—	—	—	—	—	—	—	—	—	6.1	0.03

Total Non-GAAP adjustments	3.2	(3.3)	38.7	1.4%	40.1	0.20	2.2	(0.5)	25.5	0.9%	19.7	0.10

Non-GAAP measures	$619.0	$309.8	$196.4	7.1%	$83.6	$0.41	$664.4	$338.8	$203.7	7.0%	$84.4	$0.42

(1)	Restructuring charges - net: Operating results for the three months ended June 30, 2015 and 2014 were affected by the following pre-tax restructuring charges:

	2015	2014
Employee termination costs (a)	$6.8	$9.1
Other restructuring charges (b)	4.8	6.8

Total restructuring charges - net	$11.6	$15.9

(a)	For the three months ended June 30, 2015, employee termination costs resulted from the reorganization of certain operations. For the three months ended June 30, 2014, employee termination costs resulted from the integration of Consolidated Graphics, including the closure of three Consolidated Graphics facilities and the reorganization of certain operations.
(b)	Includes lease termination and other facility costs.
(2)	Impairment charges - net: Operating results for the three months ended June 30, 2015 and 2014 were affected by other long-lived asset impairment charges.
(3)	Other charges: Recognition of integration charges for certain Courier Corporation (“Courier”) employees upon the termination of Courier’s executive severance plan for the three months ended June 30, 2015 and the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures for the three months ended June 30, 2015 and June 30, 2014.
(4)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(5)	Purchase accounting inventory adjustments: Included a pre-tax charge of $3.2 million ($2.1 million after-tax) as a result of an inventory purchase accounting adjustment for Courier for the three months ended June 30, 2015. The three months ended June 30, 2014 included a pre-tax charge of $2.2 million ($1.5 million after-tax) as a result of an inventory purchase accounting adjustment for Esselte Corporation (“Esselte”).
(6)	Loss on disposal of businesses: Included a pre-tax loss of $15.7 million ($15.7 million after-tax) for the three months ended June 30, 2015, primarily related to the disposal of the Venezuelan operating entity in the International segment.
(7)	Gain on investment: Pre-tax gain of $3.9 million ($2.6 million after-tax) resulting from the sale of one of the Company’s affordable housing investments during the three months ended June 30, 2015.
(8)	Venezuela currency remeasurement: Currency remeasurement in Venezuela and the related impact of the devaluation resulted in a pre-tax loss of $0.4 million ($1.2 million after-tax) for the three months ended June 30, 2015, of which $0.2 million was included in loss attributable to noncontrolling interests. For the three months ended June 30, 2014, currency remeasurement in Venezuela resulted in a pre-tax gain, net of foreign exchange gains, of $3.2 million ($0.9 million after-tax), of which $0.7 million was included in loss attributable to noncontrolling interests.
(9)	Gain on bargain purchase: Reduction of $6.1 million ($6.1 million after-tax) to the previously recorded pre-tax gain on the acquisition of substantially all of the North American operations of Esselte, as a result of finalizing the purchase price allocation for the three months ended June 30, 2014.

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Six Months Ended June 30, 2015 and 2014

(UNAUDITED)

(in millions, except per share data)

	For the Six Months Ended June 30, 2015						For the Six Months Ended June 30, 2014
	Gross profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	Gross profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$1,195.5	$644.0	$273.3	5.0%	$65.8	$0.32	$1,235.4	$655.8	$274.2	4.9%	$35.7	$0.18

Non-GAAP adjustments:
Restructuring charges - net (1)	—	—	29.4	0.5%	13.7	0.07	—	—	33.9	0.6%	22.6	0.12
Impairment charges - net (2)	—	—	0.8	0.0%	0.4	0.00	—	—	9.8	0.2%	6.5	0.03
Other charges (3)	—	—	21.8	0.4%	10.2	0.05	—	—	24.3	0.4%	16.2	0.08
Acquisition-related expenses (4)	—	(13.8)	13.8	0.2%	13.2	0.07	—	(8.2)	8.2	0.1%	6.7	0.03
Purchase accounting inventory adjustments (5)	3.2	—	3.2	0.1%	2.1	0.01	14.3	—	14.3	0.3%	9.1	0.05
Venezuela currency remeasurement (6)	—	—	—	—	17.0	0.08	—	—	—	—	7.6	0.04
Loss on disposal of businesses (7)	—	—	—	—	15.7	0.08	—	—	—	—	0.4	0.00
Gain on investment (8)	—	—	—	—	(2.6)	(0.01)	—	—	—	—	—	—
Loss on debt extinguishment (9)	—	—	—	—	—	—	—	—	—	—	49.8	0.25
Gain on bargain purchase (10)	—	—	—	—	—	—	—	—	—	—	(10.5)	(0.05)

Total Non-GAAP adjustments	3.2	(13.8)	69.0	1.2%	69.7	0.35	14.3	(8.2)	90.5	1.6%	108.4	0.55

Non-GAAP measures	$1,198.7	$630.2	$342.3	6.2%	$135.5	$0.67	$1,249.7	$647.6	$364.7	6.5%	$144.1	$0.73

(1)	Restructuring charges - net: Operating results for the six months ended June 30, 2015 and 2014 were affected by the following pre-tax restructuring charges:

	2015	2014
Employee termination costs (a)	$21.0	$23.0
Other restructuring charges (b)	8.4	10.9

Total restructuring charges - net	$29.4	$33.9

(a)	For the six months ended June 30, 2015, employee termination costs resulted from one facility closure in the International segment, one facility closure in the Variable Print segment and the reorganization of certain operations. For the six months ended June 30, 2014, employee termination costs resulted from the integration of Consolidated Graphics, including the closure of six facilities and one additional facility closure within the Variable Print segment, one facility closure in the Publishing and Retail Services segment and the reorganization of certain operations.
(b)	Includes lease termination and other facility costs.
(2)	Impairment charges - net: Operating results for the six months ended June 30, 2015 and 2014 were affected by other long-lived asset impairment charges.
(3)	Other charges: Recognition of integration charges for certain Courier employees upon the termination of Courier’s executive severance plan for the six months ended June 30, 2015 and the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures for the six months ended June 30, 2015 and June 30, 2014.
(4)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(5)	Purchase accounting inventory adjustments: Included pre-tax charges of $3.2 million ($2.1 million after-tax) as a result of an inventory purchase accounting adjustment for Courier for the six months ended June 30, 2015. The six months ended June 30, 2014 included pre-tax charges of $14.3 million ($9.1 million after-tax) as a result of an inventory purchase accounting adjustments for Consolidated Graphics and Esselte.
(6)	Venezuela currency remeasurement: Currency remeasurement in Venezuela and the related impact of the devaluation resulted in a pre-tax loss of $30.3 million ($27.5 million after-tax) for the six months ended June 30, 2015, of which $10.5 million was included in loss attributable to noncontrolling interests. For the six months ended June 30, 2014, currency remeasurement in Venezuela resulted in a pre-tax loss, net of foreign exchange gains, of $18.6 million ($14.0 million after-tax), of which $6.4 million was included in loss attributable to noncontrolling interests.
(7)	Loss on disposal of businesses: Included a pre-tax loss of $15.7 million ($15.7 million after-tax) for the six months ended June 30, 2015, primarily related to the disposal of the Venezuelan operating entity in the International segment. The six months ended June 30, 2014 included a loss of $0.7 million ($0.4 million after-tax) related to the disposal of Office Tiger Global Real Estate Service Inc. in the International segment.
(8)	Gain on investment: Pre-tax gain of $3.9 million ($2.6 million after-tax) resulting from the sale of one of the Company’s affordable housing investments during the six months ended June 30, 2015.
(9)	Loss on debt extinguishment: Included a pre-tax loss of $77.1 million ($49.8 million after-tax) for the six months ended June 30, 2014, related to the premiums paid, unamortized debt issuance costs and other expenses due to the repurchase of $211.1 million of the 8.25% senior notes due March 15, 2019, $100.0 million of the 7.25% senior notes due May 15, 2018 and $50.0 million of the 7.625% senior notes due June 15, 2020.
(10)	Gain on bargain purchase: Acquisition of Esselte resulted in a pre-tax bargain purchase gain of $10.5 million ($10.5 million after-tax) for the six months ended June 30, 2014.

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended June 30, 2015 and 2014

(UNAUDITED)

(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated
For the Three Months Ended June 30, 2015
Net sales	$581.7	$911.3	$697.6	$557.5	$—	$2,748.1
Income (loss) from operations	2.6	59.4	82.8	22.2	(9.3)	157.7
Operating margin %	0.4%	6.5%	11.9%	4.0%	nm	5.7%

Non-GAAP Adjustments
Restructuring charges - net	0.8	3.1	2.8	3.0	1.9	11.6
Impairment charges - net	(0.1)	0.4	—	(0.2)	—	0.1
Other charges	17.0	0.5	3.0	—	—	20.5
Acquisition-related expenses	—	—	—	—	3.3	3.3
Purchase accounting inventory adjustment	2.9	—	0.3	—	—	3.2

Total Non-GAAP adjustments	20.6	4.0	6.1	2.8	5.2	38.7

Non-GAAP income (loss) from operations	$23.2	$63.4	$88.9	$25.0	$(4.1)	$196.4
Non-GAAP operating margin %	4.0%	7.0%	12.7%	4.5%	nm	7.1%

Depreciation and amortization	34.7	38.5	17.2	21.5	0.9	112.8

Non-GAAP Adjusted EBITDA	$57.9	$101.9	$106.1	$46.5	$(3.2)	$309.2
Non-GAAP Adjusted EBITDA margin %	10.0%	11.2%	15.2%	8.3%	nm	11.3%

Capital expenditures	$9.5	$14.9	$16.3	$7.8	$4.1	$52.6

For the Three Months Ended June 30, 2014
Net sales	$625.9	$957.4	$687.5	$631.7	$—	$2,902.5
Income (loss) from operations	27.8	61.7	81.1	24.7	(17.1)	178.2
Operating margin %	4.4%	6.4%	11.8%	3.9%	nm	6.1%

Non-GAAP Adjustments
Restructuring charges - net	1.9	5.5	2.4	3.0	3.1	15.9
Impairment charges - net	1.4	0.7	—	1.0	—	3.1
Other charges	—	—	3.8	—	—	3.8
Acquisition-related expenses	—	0.1	—	0.2	0.2	0.5
Purchase accounting inventory adjustments	—	2.2	—	—	—	2.2

Total Non-GAAP adjustments	3.3	8.5	6.2	4.2	3.3	25.5

Non-GAAP income (loss) from operations	$31.1	$70.2	$87.3	$28.9	$(13.8)	$203.7
Non-GAAP operating margin %	5.0%	7.3%	12.7%	4.6%	nm	7.0%

Depreciation and amortization	37.2	41.5	16.3	24.9	2.0	121.9

Non-GAAP Adjusted EBITDA	$68.3	$111.7	$103.6	$53.8	$(11.8)	$325.6
Non-GAAP Adjusted EBITDA margin %	10.9%	11.7%	15.1%	8.5%	nm	11.2%

Capital expenditures	$10.3	$18.7	$8.0	$18.4	$1.9	$57.3

nm	Not meaningful

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Six Months Ended June 30, 2015 and 2014

(UNAUDITED)

(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated
For the Six Months Ended June 30, 2015
Net sales	$1,155.5	$1,860.1	$1,364.9	$1,113.7	$—	$5,494.2
Income (loss) from operations	14.4	125.6	137.8	34.3	(38.8)	273.3
Operating margin %	1.2%	6.8%	10.1%	3.1%	nm	5.0%

Non-GAAP Adjustments
Restructuring charges - net	4.7	6.4	4.9	10.9	2.5	29.4
Impairment charges - net	(0.5)	1.7	—	(0.4)	—	0.8
Other charges	17.8	0.9	3.1	—	—	21.8
Acquisition-related expenses	—	—	—	—	13.8	13.8
Purchase accounting inventory adjustments	2.9	—	0.3	—	—	3.2

Total Non-GAAP adjustments	24.9	9.0	8.3	10.5	16.3	69.0

Non-GAAP income (loss) from operations	$39.3	$134.6	$146.1	$44.8	$(22.5)	$342.3
Non-GAAP operating margin %	3.4%	7.2%	10.7%	4.0%	nm	6.2%

Depreciation and amortization	69.0	77.5	34.6	43.2	1.9	226.2

Non-GAAP Adjusted EBITDA	$108.3	$212.1	$180.7	$88.0	$(20.6)	$568.5
Non-GAAP Adjusted EBITDA margin %	9.4%	11.4%	13.2%	7.9%	nm	10.3%

Capital expenditures	$22.0	$24.4	$28.2	$20.0	$6.5	$101.1

For the Six Months Ended June 30, 2014
Net sales	$1,268.6	$1,749.5	$1,307.2	$1,251.0	$—	$5,576.3
Income (loss) from operations	37.7	89.4	136.5	54.9	(44.3)	274.2
Operating margin %	3.0%	5.1%	10.4%	4.4%	nm	4.9%

Non-GAAP Adjustments
Restructuring charges - net	4.2	17.5	3.9	4.6	3.7	33.9
Impairment charges - net	3.6	5.2	—	1.0	—	9.8
Other charges	16.3	4.1	3.9	—	—	24.3
Acquisition-related expenses	—	0.1	—	0.4	7.7	8.2
Purchase accounting inventory adjustments	—	14.3	—	—	—	14.3

Total Non-GAAP adjustments	24.1	41.2	7.8	6.0	11.4	90.5

Non-GAAP income (loss) from operations	$61.8	$130.6	$144.3	$60.9	$(32.9)	$364.7
Non-GAAP operating margin %	4.9%	7.5%	11.0%	4.9%	nm	6.5%

Depreciation and amortization	74.9	76.6	32.4	49.8	3.7	237.4

Non-GAAP Adjusted EBITDA	$136.7	$207.2	$176.7	$110.7	$(29.2)	$602.1
Non-GAAP Adjusted EBITDA margin %	10.8%	11.8%	13.5%	8.8%	nm	10.8%

Capital expenditures	$22.2	$29.1	$17.9	$30.4	$6.7	$106.3

nm	Not meaningful

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Cash Flows

For the Six Months Ended June 30, 2015 and 2014

(UNAUDITED)

(in millions)

	2015	2014
Net earnings	$55.5	$32.4
Adjustment to reconcile net earnings to net cash provided by operating activities	253.3	334.2
Changes in operating assets and liabilities	(233.3)	(269.4)
Pension and other postretirement benefits plan contributions	(14.5)	(27.5)

Net cash provided by operating activities	$61.0	$69.7

Capital expenditures	(101.1)	(106.3)
All other cash used in investing activities	(109.2)	(365.4)

Net cash used in investing activities	$(210.3)	$(471.7)

Net cash used in financing activities	$(64.3)	$(321.8)

Effect of exchange rate on cash and cash equivalents	(18.9)	(15.7)

Net decrease in cash and cash equivalents	$(232.5)	$(739.5)

Cash and cash equivalents at beginning of period	527.9	1,028.4

Cash and cash equivalents at end of period	$295.4	$288.9

Additional Information:	2015	2014
For the Six Months Ended June 30:
Net cash provided by operating activities	$61.0	$69.7
Less: capital expenditures	101.1	106.3

Free cash flow	$(40.1)	$(36.6)

For the Three Months Ended March 31:
Net cash used in operating activities	$(144.3)	$(80.4)
Less: capital expenditures	48.5	49.0

Free cash flow	$(192.8)	$(129.4)

For the Three Months Ended June 30:
Net cash provided by operating activities	$205.3	$150.1
Less: capital expenditures	52.6	57.3

Free cash flow	$152.7	$92.8

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended June 30, 2015 and 2014

(UNAUDITED)

(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended June 30, 2015
Publishing and Retail Services	$581.7	$43.0	$624.7
Variable Print	911.3	—	911.3
Strategic Services	697.6	7.2	704.8
International	557.5	1.7	559.2

Consolidated	$2,748.1	$51.9	$2,800.0

For the Three Months Ended June 30, 2014
Publishing and Retail Services	$625.9	$59.2	$685.1
Variable Print	957.4	—	957.4
Strategic Services	687.5	8.5	696.0
International	631.7	—	631.7

Consolidated	$2,902.5	$67.7	$2,970.2

Net sales change
Publishing and Retail Services	(7.1%)		(8.8%)
Variable Print	(4.8%)		(4.8%)
Strategic Services	1.5%		1.3%
International	(11.7%)		(11.5%)
Consolidated	(5.3%)		(5.7%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Publishing and Retail Services			—%
Variable Print			(0.3%)
Strategic Services			(0.7%)
International			(8.1%)
Consolidated			(2.0%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(2.8%)
Variable Print			0.1%
Strategic Services			—%
International			(0.1%)
Consolidated			(0.6%)

Year-over-year impact of dispositions (2)
Publishing and Retail Services			—%
Variable Print			—%
Strategic Services			(0.1%)
International			(4.7%)
Consolidated			(1.0%)

Net organic sales change (3)
Publishing and Retail Services			(6.0%)
Variable Print			(4.6%)
Strategic Services			2.1%
International			1.4%
Consolidated			(2.1%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2015 and 2014 to pro forma net sales as if the Courier acquisition took place as of January 1, 2014 for the purposes of this schedule.

For the three months ended June 30, 2015 and 2014, the adjustment for net sales of acquired businesses reflects the net sales of Courier (acquired June 8, 2015).

(1)	Adjusted for net sales of acquired business: Courier
(2)	Adjusted for net sales of disposed businesses: Journalism Online, RR Donnelley Argentina S.A. and the Venezuelan operating entity
(3)	Adjusted for net sales of acquired and disposed businesses, the impact of changes in FX rates and pass-through paper sales

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Six Months Ended June 30, 2015 and 2014

(UNAUDITED)

(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Six Months Ended June 30, 2015
Publishing and Retail Services	$1,155.5	$92.3	$1,247.8
Variable Print	1,860.1	—	1,860.1
Strategic Services	1,364.9	14.7	1,379.6
International	1,113.7	5.5	1,119.2

Consolidated	$5,494.2	$112.5	$5,606.7

For the Six Months Ended June 30, 2014
Publishing and Retail Services	$1,268.6	$111.6	$1,380.2
Variable Print	1,749.5	149.4	1,898.9
Strategic Services	1,307.2	17.7	1,324.9
International	1,251.0	2.3	1,253.3

Consolidated	$5,576.3	$281.0	$5,857.3

Net sales change
Publishing and Retail Services	(8.9%)		(9.6%)
Variable Print	6.3%		(2.0%)
Strategic Services	4.4%		4.1%
International	(11.0%)		(10.7%)
Consolidated	(1.5%)		(4.3%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Publishing and Retail Services			—%
Variable Print			(0.3%)
Strategic Services			(0.6%)
International			(8.1%)
Consolidated			(2.0%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(2.8%)
Variable Print			0.2%
Strategic Services			—%
International			—%
Consolidated			(0.6%)

Year-over-year impact of dispositions (2)
Publishing and Retail Services			—%
Variable Print			—%
Strategic Services			(0.2%)
International			(3.2%)
Consolidated			(0.7%)

Net organic sales change (3)
Publishing and Retail Services			(6.8%)
Variable Print			(1.9%)
Strategic Services			4.9%
International			0.6%
Consolidated			(1.0%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the six months ended June 30, 2015 and 2014 to pro forma net sales as if the 2015 and 2014 acquisitions took place as of January 1, 2014 for the purposes of this schedule.

For the six months ended June 30, 2015, the adjustment for net sales of acquired businesses reflects the net sales of Courier (acquired June 8, 2015).

For the six months ended June 30, 2014, the adjustment for net sales of acquired businesses reflects the net sales of Courier (acquired June 8, 2015), Consolidated Graphics (acquired January 31, 2014), MultiCorpora (acquired March 10, 2014), and Esselte (acquired March 25, 2014).

(1)	Adjusted for net sales of acquired businesses: Courier, Consolidated Graphics, MultiCorpora and Esselte
(2)	Adjusted for net sales of disposed businesses: Journalism Online, RR Donnelley Argentina S.A., Office Tiger Global Real Estate Service Inc. and the Venezuelan operating entity
(3)	Adjusted for net sales of acquired and disposed businesses, the impact of changes in FX rates and pass-through paper sales

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R.R. Donnelley & Sons Company

Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended June 30, 2015 and 2014

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
GAAP net earnings attributable to RR Donnelley common shareholders	$147.5	$43.5	$22.3	$19.5	$62.2

Adjustments
Income (loss) attributable to noncontrolling interests	(3.6)	0.1	(10.4)	4.1	2.6
Income tax expense (benefit)	49.7	33.0	6.4	(25.4)	35.7
Interest expense - net	278.5	69.2	69.0	69.1	71.2
Investment and other expense - net	42.9	11.9	28.3	0.7	2.0
Depreciation and amortization	462.8	112.8	113.4	117.0	119.6
Restructuring, impairment and other charges - net (1)	117.7	32.2	19.8	45.8	19.9
Acquisition-related expenses (2)	14.2	3.3	10.5	0.4	—
Pension settlement charges (3)	95.7	—	—	95.7	—
Purchase accounting inventory adjustments (4)	3.2	3.2	—	—	—

Total Non-GAAP adjustments	1,061.1	265.7	237.0	307.4	251.0
Non-GAAP adjusted EBITDA	$1,208.6	$309.2	$259.3	$326.9	$313.2

Net sales	$11,521.3	$2,748.1	$2,746.1	$3,069.3	$2,957.8
Non-GAAP adjusted EBITDA margin %	10.5%	11.3%	9.4%	10.7%	10.6%

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
GAAP net earnings (loss) attributable to RR Donnelley common shareholders	$154.4	$64.7	$(29.0)	$104.0	$14.7

Adjustments
Income (loss) attributable to noncontrolling interests	4.4	0.9	(4.2)	4.4	3.3
Income tax expense (benefit)	(41.0)	39.5	(23.5)	(62.0)	5.0
Interest expense - net	274.9	70.8	71.0	67.5	65.6
Investment and other expense (income) - net	24.8	2.3	4.6	18.2	(0.3)
Loss on debt extinguishment (5)	123.4	—	77.1	—	46.3
Depreciation and amortization	448.6	121.9	115.5	104.9	106.3
Restructuring, impairment and other charges - net (1)	159.0	22.8	45.2	52.9	38.1
Acquisition-related expenses (2)	13.0	0.5	7.7	3.7	1.1
Purchase accounting inventory adjustments (4)	14.3	2.2	12.1	—	—

Total Non-GAAP adjustments	1,021.4	260.9	305.5	189.6	265.4
Non-GAAP adjusted EBITDA	$1,175.8	$325.6	$276.5	$293.6	$280.1

Net sales	$10,946.5	$2,902.5	$2,673.8	$2,755.3	$2,614.9
Non-GAAP adjusted EBITDA margin %	10.7%	11.2%	10.3%	10.7%	10.7%

(1)	Restructuring, impairment and other charges - net: Pre-tax charges for employee termination costs, lease termination and other costs, including integration charges for certain Courier employees upon the termination of Courier’s executive severance plan, immediately prior to the acquisition and multi-employer pension plan withdrawal obligations as a result of facility closures, and impairment of goodwill, intangible assets and other long-lived assets.
(2)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(3)	Pension settlement charges: Pre-tax charges recognized for pension lump-sum settlement payments.
(4)	Purchase accounting inventory adjustments: Recognition of charges as a result of inventory purchase accounting adjustments.
(5)	Loss on debt extinguishment: Pre-tax losses were recognized related to the repurchases of senior notes prior to maturity, as well as the termination of the previous Credit Agreement (as defined below).

RR DONNELLEY REPORTS SECOND-QUARTER 2015 RESULTS AND INTENT TO CREATE THREE INDEPENDENT PUBLICLY TRADED COMPANIES

R.R. Donnelley & Sons Company

Debt and Liquidity Summary

As of June 30, 2015 and 2014 and December 31, 2014

(UNAUDITED)

(in millions)

	June 30, 2015	December 31, 2014	June 30, 2014
Total Liquidity (1)
Cash (2)	$295.4	$527.9	$288.9
Amount available under the Credit Agreement (3)	1,287.6	1,262.7	1,150.0

	1,583.0	1,790.6	1,438.9

Usage
Borrowings under credit agreement (3)	300.0	—	193.0
Impact on availability related to outstanding letters of credit	—	—	58.0

Net Available Liquidity	$1,283.0	$1,790.6	$1,187.9

Short-term and current portion of long-term debt	$312.7	$203.4	$406.4
Long-term debt	3,434.1	3,429.1	3,428.9

Total debt	$3,746.8	$3,632.5	$3,835.3

Non-GAAP adjusted EBITDA for the twelve months ended June 30, 2015 and 2014 and the year ended December 31, 2014	$1,208.6	$1,242.2	$1,175.8
Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	3.1x	2.9x	3.3x

(1)	Liquidity does not include uncommitted credit facilities, located primarily outside of the U.S.
(2)	Approximately 87% of cash as of June 30, 2015, 88% of cash as of December 31, 2014 and 82% of cash as of June 30, 2014 was located outside of the U.S. During 2015, the Company’s foreign subsidiaries are expected to make approximately $260.0 million in payments in 2015 and future years in satisfaction of intercompany obligations. Certain other cash balances of foreign subsidiaries may be subject to U.S. or local country taxes if repatriated to the U.S. In addition, repatriation of some foreign cash balances is further restricted by local laws.
(3)	The Company has a $1.5 billion senior secured revolving credit agreement (the “Credit Agreement”) which expires September 9, 2019. The Credit Agreement is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, as defined and calculated in the Credit Agreement. There were $300.0 million in borrowings under the Credit Agreement as of June 30, 2015. Based on the Company’s results of operations for the twelve months ended June 30, 2015 and existing debt, the Company would have had the ability to utilize $1.0 billion of the $1.5 billion Credit Agreement and not have been in violation of the terms of the agreement.

	June 30, 2015	December 31, 2014	June 30, 2014
Stated amount of the Credit Agreement	$1,500.0	$1,500.0	$1,150.0
Less: availability reduction from covenants	212.4	237.3	—

Total amount available	1,287.6	1,262.7	1,150.0
Less: borrowings under the Credit Agreement	300.0	—	193.0
Impact on availability related to outstanding letters of credit	—	—	58.0

Availability under the Credit Agreement	$987.6	$1,262.7	$899.0